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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Life Time Group Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Your Vote Counts! LIFE TIME GROUP HOLDINGS, INC. 2902 CORPORATE PLACE CHANHASSEN, MN 55317 LIFE TIME GROUP HOLDINGS, INC. 2022 Annual Meeting Vote by May 9, 2022 11:59 PM ET You invested in LIFE TIME GROUP HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2022. Vote Virtually at the Meeting* May 10, 2022 10:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/LTH2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D74336-P68927 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting one prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D74337-P68927 1 Year 01) Bahram Akradi 02) David Landau 03) Alejandro Santo Domingo 04) Andres Small 1. Election of Class I Directors Nominees: 2. To approve, by a non-binding vote, the named executive officer compensation as disclosed in the proxy statement. 3. To recommend, by a non-binding vote, the frequency of votes on executive compensation. 4. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. For For For